Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP 401K
EBP, Tax Status [Line Items]
EBP, Tax Status	Income Tax Status
The Plan has received a favorable determination letter from the IRS dated June 27, 2014, stating that the Plan is qualified under Section 401(a) of the IRC and, therefore, that the related trust is exempt from taxation. Subsequent to this determination, the Plan was amended and restated. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualified status. The Plan administrator believes the Plan is being operated in compliance with the applicable requirements of the IRC and, therefore, believes the Plan, as amended and restated, continues to be qualified and that the related trust remains tax-exempt.
U.S. generally accepted accounting principles require Plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan and concluded that, as of December 31, 2025, there are no uncertain positions taken or expected to be taken. The Plan has not recognized any interest or penalties related to uncertain tax positions and is subject to routine audits by taxing jurisdictions; however, there are currently no audits in progress for any tax periods.